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                                                                    EXHIBIT 99.1


SLIDE 1 - COVER SLIDE

"NS Group, Inc."
www.nsgrouponline.com

SLIDE 2 - DISCLAIMER

This presentation contains forward-looking information with respect to the Company's operations and beliefs. Actual results may differ from these forward-looking statements due to numerous factors, including those discussed in the introductory paragraphs of Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company's Annual Report on Form 10-K for its fiscal year ended September 30, 2000.

SLDE 3 - HIGHLIGHTS

Substantial energy products capacity - 820,000 tons per year
Significant end-user relationships
Recognized high quality OCTG - 0.3% claims
Only seamless & welded OCTG producer in the U.S.
Strategically located finishing facilities - Houston and Tulsa
Net debt free
Substantial operating leverage
  $10 per ton change = $0.25 - $0.30 per share

SLIDE 4 - SALES

(Graph Omitted - Tabular representation for EDGAR filing below)

Calendar 2000 sales for the year totaled $356,000,000
Welded tubular products represented 49% of total sales
Seamless tubular products represented 38% of total sales
Special Bar Quality (SBQ) products represented 13% of sales.

SLIDE 5 - CAPACITY

(Graph Omitted - Tabular representation for EDGAR filing below)

Substantial energy product capacity.
Welded tubular product capacity is 570,000 tons per year
Seamless tubular product capacity is 250,000 tons per year


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SLIDE 6 - OCTG MARKET SHARE

NS Group's estimated market share (in tons) for the sizes produced by the Company for the years 1997 1998 1999 and 2000 Estimated

(Graph Omitted - Tabular representation for EDGAR filing below)

Welded Casing products       Seamless Tubing products
  1997     26%               42%
  1998     20%               43%
  1999     29%               39%
  2000     23%               33%
Source: Preston Pipe Report and Company estimates

SLIDE 7 - SIGNIFICANT END USER RELATIONSHIPS

                  Anadarko
                  Apache
                  Burlington
                  Chevron
                  El Paso
                  EOG
                  Exxon
                  Phillips........

SLIDE 8 - LOCATIONS

A graphic presentation of a map of the United States plotting the Company's corporate headquarters (in Kentucky) tube making facilities in Kentucky and Pennsylvania and tube finishing facilities in Oklahoma, Pennsylvania and Texas.

SLIDE 9 - STRONG FINANCIAL POSITION

(Dollars In millions, except per share)                       December 31, 2000
         Cash and investments                                      $ 65.6
         Availability under revolving credit facility                50.0
                                                                   ------
                Total liquidity                                    $115.6
                                                                   ======
         13 1/2% senior secured notes                              $ 67.7
         Other long-term debt                                         0.5
         Shareholders' equity                                       196.5
                                                                   ------
                Total capital                                      $264.7
                                                                   ======
         Debt to total capitalization                                  26%
         Shares outstanding                                          20.9
         Book value per share                                      $ 9.39



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SLIDE 10 - INDUSTRY ENVIRONMENT

E & P Spending - U.S. and Overseas

(Graph Omitted - Tabular representation for EDGAR filing below)
(Billions of dollars)

Year                       U.S.                      Overseas
1993                       $14.6                     $31.9
1994                       $16.1                     $29.6
1995                       $17.4                     $33.0
1996                       $21.6                     $34.3
1997                       $28.8                     $45.8
1998                       $25.6                     $51.6
1999                       $16.4                     $38.1
2000                       $21.9                     $39.6
2001E                      $27.7                     $47.4
2002E                      $33.9                     $57.2

Source: Merrill Lynch

SLIDE 11 - INDUSTRY ENVIRONMENT

Average U.S. Rotary Rig Count - Oil & Gas

(Graph Omitted - Tabular representation for EDGAR filing below)

Oil          376            267        128          197        248          266
Gas          564            564        493          718        949        1,046
Total        940            831        621          917      1,197        1,312
Year        1997           1998       1999         2000      2001E        2002E

Source: Baker Hughes, and Spears & Associates

SLIDE 12 - INDUSTRY ENVIRONMENT

Workover Rig Count

(Graph Omitted - Tabular representation for EDGAR filing below)

U.S.            1,422          1,088            835          1,056        1,146
Canada            358            251            253            342          370
Year             1997           1998           1999           2000        2001E

Source: Baker Hughes and Spears & Associates


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SLIDE 13 - INDUSTRY ENVIRONMENT

OCTG Consumption per average Rotary Rig

Drilling activity increasing

New level of efficiency
(1,000 rigs today equals 1,500 rigs 15 years ago)
Average well depth has increased 3%
Completion rate has increased

(Graph Omitted - Tabular representation for EDGAR filing below)

OCTG Consumption (in tons per year)       1,500,000       2,100,000    2,900,000
Average Rotary Rig Count per year         723             918          1,200
Consumption per rig                       2,213           2,282        2,416
Year                                      1995            2000         2001E

Source: Preston Pipe Report and API


SLIDE 14 - INDUSTRY ENVIRONMENT

International Rig Count

(Graph Omitted - Tabular representation for EDGAR filing below)

International Rig Count            809     754      588      652      753
Year                               1997    1998     1999     2000     2001E

Source: Baker Hughes and Spears & Associates



SLIDE 15 - INDUSTRY ENVIRONMENT

OCTG Imports

(Graph Omitted - Tabular representation for EDGAR filing below)

Imports           14%          19%           13%             26%
Year              1997         1998          1999            2000E

Source:  Preston Pipe Report



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SLIDE 16 - INDUSTRY ENVIRONMENT

Industry-wide inventory - OCTG
Inventory tons per active rig

(Graph Omitted - Tabular representation for EDGAR filing below)

                  Inventory (tons)                   Tons per Active Rig
Q1 1997           1,505,000                          1,645
Q2                1,674,000                          1,733
Q3                1,772,000                          1,776
Q4                1,711,000                          1,699

Q1 1998           1,670,000                          1,876
Q2                1,556,000                          1,891
Q3                1,430,000                          1,822
Q4                1,201,000                          1,894

Q1 1999           1,083,000                          2,153
Q2                  996,000                          1,717
Q3                  941,000                          1,289
Q4                  969,000                          1,257

Q1 2000           1,127,000                          1,454
Q2                1,320,000                          1,430
Q3                1,453,000                          1,432
Q4 E              1,500,000                          1,346


Source: Preston Pipe Report, Baker Hughes and company estimates



SLIDE 17 - STRATEGIC RESPONSES

Focusing on alloy OCTG products
   (increase to 55% of revenues in 2001 vs. 45% in 2000)
Double our program business
Reinforcing customer service
Restructured board and management
Strategic initiatives



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SLIDE 18 - STRATEGIC INITIATIVES

Exit unprofitable/high cost operations
     Substantially lowers fixed costs
     Frees capital for value-added investments
     Focuses on tubular energy business
Stock buyback authorization
New directors add E&P expertise



SLIDE 19 - STRATEGIC INITIATIVES

                                       Amount (mm's)     Per Share
Estimated Annual Savings

         Cash                               $ 8.0          $0.38
         Non cash                             9.0           0.42
                                            -----          -----
         Total                              $17.0          $0.80
                                            =====          =====

Estimated Restructuring Charge

         Cash                               $13.0          $0.61
         Non cash                            41.0           1.92
                                            -----          -----
         Total                              $54.0          $2.53
                                            =====          =====

Asset Sales

Liquidity Remains Strong



SLIDE 20 - SUBSTANTIAL OPERATING LEVERAGE

                                                   Next            Recent
                                                  Target          Performance
                                                  ------          -----------

Energy Product Shipments

         Welded                                   450,000          90%
         Seamless                                 200,000          85%
Energy Product Pricing

         Welded                                      $513        $497     97%
         Seamless                                    $918        $891     97%

Energy Product Sales (000's)                     $414,000

Cash Production Cost per Ton Shipped (1)(2)          $480        $495
SG&A per Ton Shipped                                  $23         $23

(1) Before depreciation

(2) Based on achieving annual reduction in costs from restructuring initiatives



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SLIDE 21 - SUBSTANTIAL OPERATING LEVERAGE

(Dollars in thousands, except per share)
                                                         Proforma (1)
                                                         --------
EBITDA                                                   $87,000

EBIT                                                      74,000

Net interest expense                                      (6,000)
                                                         -------
Pretax                                                    68,000
Tax (2%)                                                  (1,000)
                                                         -------
Net income                                               $67,000
                                                         =======

Per share                                                  $3.20

      (1)  Based on achieving "next target" revenues and costs


SLIDE 22 - SUMMARY

Healthy energy business fundamentals
Significant NS Group market share
Strong operating leverage
Solid balance sheet
Restructured board and management
Implemented strategic initiatives
Substantial upside potential